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________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 1, 2001


                            CHEVY CHASE BANK, F.S.B.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          United States                 333-71668               52-0897004
  -----------------------------    -------------------    ----------------------
  (State or Other Jurisdiction       (Commission File        (I.R.S. Employer
       of Incorporation)                 Number)            Identification No.)

       7501 Wisconsin Avenue
     Bethesda, Maryland 20814                                      20814
 (Address of Principal Executive                          ----------------------
            Offices)                                             (Zip Code)


        Registrant's telephone number, including area code   (301) 986-7000
                                                           ---------------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

________________________________________________________________________________



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          Item 2.   Acquisition or Disposition of Assets

          Description of the Notes and the Auto Loans

          Chevy Chase Bank, F.S.B. ("Chevy Chase") registered issuances of up to $1,740,473,585.44 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-71668) (the "Registration Statement"). Pursuant to the Registration Statement, Chevy Chase Auto Receivables Trust 2001-3 (the "Trust") issued $236,085,000 in aggregate principal amount of its Asset Backed Notes, Class A-1, Class A-2, Class A-3 and Class B, Series 2001-3 (the "Notes"), on December 13, 2001.

          This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

          The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of December 1, 2001, between the Trust and U.S. Bank National Association, as the Indenture Trustee (the "Indenture Trustee"). The Notes represent non-recourse obligations of the Trust, which obligations are secured by a pledge of auto loans and certain related property. U.S. Bank National Association will serve as indenture trustee with respect to the Notes. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Indenture.

          The assets of the Trust will include Receivables listed in the Schedule of Receivables (other than Purchased Receivables) and all monies (including accrued interest) due or received thereon on or after December 1, 2001; security interests in the Financed Vehicles; the Note Account, the Reserve Account and the Collection Account; funds deposited in the Collection Account, the Reserve Account and the Note Account and all investments of such funds; Purchase Amounts; any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and that shall have been acquired by or on behalf of the Trust; proceeds from claims on any physical damage, theft, vendor's single interest, credit life, disability, or hospitalization insurance policies covering Financed Vehicles or Obligors; and certain other property.

          Interest distributions on each Class of Notes are based on the aggregate principal balance thereof and the then applicable Interest Rate thereof. With respect to (i) the Class A-1 Notes, the Interest Rate is 2.0375% per annum, (ii) with respect to the Class A-2 Notes, the Interest Rate is 2.88% per annum, (iii) with respect to the Class A-3 Notes, the Interest Rate is 3.95% per annum and (iv) with respect to the Class B Notes, the Interest Rate is 4.70% per annum.

          As of December 1, 2001, the Auto Loans possessed the characteristics described in the Prospectus dated December 1, 2000 and the Prospectus Supplement dated December 6, 2001 filed pursuant to Rule 424(b)(5) of the Act on December 11, 2001.

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     Item 5.   Other Events

     USE OF PROCEEDS
     ---------------

     On December 4, 2001, Chevy Chase Auto Receivables Trust 2001-3 (the "Trust") commenced an offering of $236,085,000 in aggregate principal amount of its Asset Backed Notes, Class A-1, Class A-2, Class A-3 and Class B, Series 2001-3 (the "Notes") issued pursuant to the Indenture. The offering is described in the Prospectus Supplement, dated December 6, 2001 to the Prospectus dated October 16, 2001, and the offering was made under the registration statement on Form S-3 filed with the Securities and Exchange Commission on October 16, 2001 which became effective on November 13, 2001 and was assigned file number 333-71668.

     The offering terminated on December 13, 2001 after the sale of all Notes registered. The underwriters of the offering were Credit Suisse First Boston and Salomon Smith Barney Inc. with respect to the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, and Credit Suisse First Boston, with respect to the Class B Notes. A total of $236,085,000 of Notes were registered, with an aggregate price to the public of $236,074,329.62. All of the Notes were sold, for an aggregate offering price to the public of $236,074,329.62.

     In connection with the issuance and distribution of the Notes, from the date the offering commenced through the date the offering terminated, the Bank paid underwriting commissions and discounts of $425,821.50, and incurred other expenses, including legal fees and costs and expenses, reasonably estimated to be $375,000. All such other expenses were paid by direct or indirect payments to persons other than (i) directors, officers or general partners of the Trust or the Bank or their associates, (ii) persons owning ten percent or more of any class equity securities of the Bank and (iii) affiliates of the Trust or the Bank. After deducting the underwriting discount described above, the net offering proceeds to the Bank before expenses are estimated to be $235,648,508.12.

     Of the net offering proceeds received by the Bank, $591,693.76 was used to fund a reserve account; the remainder of such net proceeds will be used by the Bank for general corporate purposes.

     Item 7.   Financial Statements, Pro Forma Financial Information and
               Exhibits.


     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

               1.1. Underwriting Agreement, dated December 6, 2001, between the Bank and Credit Suisse First Boston.

               4.1. Indenture, dated as of December 1, 2001, between the Trust and the Indenture Trustee.

               4.2. Sale and Servicing Agreement, dated as of December 1, 2001, among the Trust, Chevy Chase and the Indenture Trustee.






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                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CHEVY CHASE BANK, F.S.B., on behalf of Chevy
                                    Chase Auto Receivables Trust 2001-3

                                    Registrant



                                    By:    /s/ Mark A. Holles
                                           ---------------------
                                    Name:  Mark A. Holles
                                    Title: Group Vice President



                                           Dated: December 17, 2001



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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.         Description
-----------         -----------

1.1 Underwriting Agreement, dated December 6, 2001, between the Bank and Credit Suisse First Boston.
4.1 Indenture, dated as of December 1, 2001, between the Trust and the Indenture Trustee.
4.2 Sale and Servicing Agreement, dated as of December 1, 2001, among the Trust, Chevy Chase and the Indenture Trustee.